SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                        Date of Report: December 3, 2002


                         VERTICAL COMPUTER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                 0-28685               65-0393635
             --------                 -------               ----------
   (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)           File Number)        Identification No.)



                             6336 WILSHIRE BOULEVARD
                             -----------------------
                          LOS ANGELES, CALIFORNIA 90048
                          -----------------------------
                    (Address of principal executive offices)


                                 (323) 658-4211
                                 --------------
                (Registrant's Executive Office Telephone Number)

                           SCIENTIFIC TECHNOLOGY, INC.
                           ---------------------------
                     (Former Name of Small Business Issuer)

                    1203 HEALING WATERS, LAS VEGAS, NV 89031
                    ----------------------------------------
                    (FORMER ADDRESS OF SMALL BUSINESS ISSUER)

ITEM 9.  REGULATION FD DISCLOSURE.

      On October 17, 2002, the Company's wholly-owned subsidiary, Emily Solutions, Inc., a Nevada corporation, changed the name of the corporation to Government Internet Systems, Inc. ("GIS") by amending its articles of incorporation. The Company intends to license its proprietary technology to GIS so that GIS will market and distribute this technology to government entities of the United States, beginning initially with ResponseFlash. Emily web technology, including the Emily XML Enabler Agent and the Emily Broker applications, will be commercially exploited to non-government agencies and further developed by Vertical Internet Solutions, Inc., a wholly-owned subsidiary of the Company.

      On November 11, 2002, Richard Wade, Laurent Tetard, and Luiz Valdetaro resigned in their capacities as Directors and President, Secretary and Treasurer, respectively and were replaced by Directors Stephen Rossetti and Victor Weber. Rossetti also became Chairman and CEO and Weber became President and Treasurer of Government Internet Systems, Inc.

ITEM 7.  EXHIBITS

        None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VERTICAL COMPUTER SYSTEMS, INC.
Dated:  December 3, 2002
                                         By:   /s/    Richard Wade
                                               -------------------------
                                         Name: Richard Wade
                                         Its:  President and CEO